POWER OF ATTORNEY

(Section 16, Form 144 Materials)

 The undersigned hereby constitutes and appoints DOUGLAS C. NEVE,

GARY M. NELSON and WILLIAM E. MCDONALD, and each of them, to be the undersigned's true and lawful attorney-in-fact.

 (1) execute for and on behalf of the undersigned any Form

144, Form 3, Form 4 or Form 5 or any amendments to such forms reporting any changes in the undersigned's beneficial ownership of Ceridian

Corporation's equity securities reportable on such form; and

 (2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to complete or amend any such Form 144, Form 3, Form 4 or Form 5 and to effect the timely filing of such form with the United States Securities and

Exchange Commission and any other authority; and

 (3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion of such

attorney-in-fact, maybe be of benefit to, in the best interest of,

or legally required of, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

 The undersigned hereby grants to each such attorney-in-

fact full power and authority to do and perform all and every act and thing whatsoever necessary and proper to be done in the

exercise of any of the rights and powers herein granted, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes,

shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned hereby revokes any and all powers of attorney previously granted by the undersigned relating to the subject matter of this Power of

Attorney.

 This Power of Attorney shall remain in full force and

effect until the undersigned is no longer required to file Forms

144, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by Ceridian Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 The undersigned has caused this Power of Attorney to be

executed as of this 1st day of July, 2005.

    /s/ L. White Matthews, III

    L. White Matthews, III